Exhibit 99.1
[cover]

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call TABLE OF CONTENTS Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Adjusted EBITDA and Coverage Ratios 5 Supplemental Cash Flow Information 6 Industrial Operating and Leasing Statistics 7 Industrial Market Operating Statistics 8 Industrial Portfolio Overview 9 Unconsolidated Industrial Portfolio Overview 10 Industrial Lease Expirations 11 Top 25 Customers 12 Historical Industrial Operating and Leasing Statistics 13 Acquisitions 14 Operating Property Dispositions 15 Private Capital Joint Venture Activity 16 New Development & Renovation Projects 17 Development & Renovation Projects in Process 18 Stabilized Development & Renovation Projects 21 Development Projects Available for Sale or Contribution and Sold or Contributed Projects 22 Capitalization Summary 23 Co-Investment Consolidated Joint Ventures 24 Other Consolidated Joint Ventures 25 Unconsolidated Joint Ventures, Mortgage Investments and Other Investments 26 Reporting Definitions 27 Supplemental Financial Measures Disclosures 28 AMB Property Corporation Contacts 29 Cover: AMB Spruce Avenue is a newly acquired bulk warehouse building totaling 559,605 square feet on a 21.5 acre site in the San Francisco International Airport submarket. The property is situated less than one mile from Highway 101, Interstate 380 and is within walking distance of two Bay Area Rapid Transit (BART) stations. AMB Spruce Avenue is i fully leased to the City and County of San Francisco Airport Commission and is located in a zone planned for high density, mixed-use commercial and residential purposes.

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

FINANCIAL HIGHLIGHTS

(dollars in thousands, except share data)

	Quarters Ended September 30,			Nine Months Ended September 30,		
	2005	Change	2004	2005	Change	2004
Operating Data						
Revenues	$ 175,422	4.5%	$ 167,789	$ 517,550	8.1%	$ 478,828
Adjusted EBITDA [1]	125,101	-2.7%	128,616	391,282	8.2%	361,509
Net income available to common stockholders	27,285	-9.8%	30,266	111,275	78.9%	62,188
FFO [2]	46,468	-15.1%	54,744	146,620	-2.9%	151,029
Per diluted share and unit:						
EPS	$ 0.31	-11.4%	$ 0.35	$ 1.27	74.0%	$ 0.73
FFO [2]	0.50	-18.0%	0.61	1.59	-5.4%	1.68
Dividends per common share	0.440	3.5%	0.425	1.32	3.5%	1.28
Ratios						
Interest coverage [1]	2.9 x		3.0 x	3.0 x		2.9 x
Fixed charge coverage [1]	2.2 x		2.4 x	2.3 x		2.3 x
FFO payout	88%		70%	83%		76%

	As of			
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Capitalization				
AMB's share of total debt [3]	$ 2,641,073	$ 2,573,040	$ 2,527,494	$ 2,395,046
Preferred equity	392,325	392,325	392,325	392,325
Market equity	4,035,177	3,862,441	3,338,920	3,554,108
Total capitalization	$ 7,068,575	$ 6,827,806	$ 6,258,739	$ 6,341,479
Ratios				
AMB's share of total debt-to-AMB's share of total book capitalization [3][4]	55.8%	55.4%	55.1%	54.0%
AMB's share of total debt-to-AMB's share of total market capitalization [3][5]	37.4%	37.7%	40.4%	37.8%
Total common shares and units outstanding	89,870,295	88,934,860	88,683,130	87,994,744

(1) See the footnotes to the Adjusted EBITDA and Coverage Ratios.
(2) See the footnotes to the Consolidated Statements of Funds from Operations.
(3) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool.
(4) See Reporting Definitions for definition of "AMB's share of total debt-to-AMB's share of total book capitalization."
(5) See Reporting Definition for definition of "AMB's share of total debt-to-AMB's share of total market capitalization."

1

AMB PROPERTY CORPORATION
SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

CONSOLIDATED BALANCE SHEETS

(dollars in thousands)

	As of			
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Assets				
Investments in real estate:				
Total investments in properties	$ 6,898,824	$ 6,680,432	$ 6,608,737	$ 6,526,144
Accumulated depreciation	(721,892)	(683,679)	(652,085)	(615,646)
Net investments in properties	6,176,932	5,996,753	5,956,652	5,910,498
Investments in unconsolidated joint ventures	115,624	121,000	105,127	55,166
Properties held for contribution, net	80,245	-	-	-
Properties held for divestiture, net	45,742	75,472	49,455	87,340
Net investments in real estate	6,418,543	6,193,225	6,111,234	6,053,004
Cash and cash equivalents	162,437	169,471	215,068	146,593
Mortgages and loans receivable	21,652	21,682	21,710	13,738
Accounts receivable, net	158,000	173,360	135,768	109,028
Other assets	75,605	66,633	71,304	64,580
Total assets	$ 6,836,237	$ 6,624,371	$ 6,555,084	$ 6,386,943
Liabilities and Stockholders' Equity				
Secured debt	$ 2,051,480	$ 1,843,861	$ 1,915,702	$ 1,892,524
Unsecured senior debt securities	1,003,940	1,003,940	1,003,940	1,003,940
Unsecured debt	24,175	8,710	8,869	9,028
Unsecured credit facilities	472,291	549,397	422,616	351,699
Accounts payable and other liabilities	262,425	242,944	258,159	262,286
Total liabilities	3,814,311	3,648,852	3,609,286	3,519,477
Minority interests:				
Joint venture partners	933,262	906,527	884,188	828,622
Preferred unitholders	278,378	278,378	278,378	278,378
Limited partnership unitholders	86,719	89,601	89,377	89,326
Total minority interests	1,298,359	1,274,506	1,251,943	1,196,326
Stockholders' equity:				
Common stock	1,620,363	1,597,809	1,590,651	1,567,936
Preferred stock	103,204	103,204	103,204	103,204
Total stockholders' equity	1,723,567	1,701,013	1,693,855	1,671,140
Total liabilities and stockholders' equity	$ 6,836,237	$ 6,624,371	$ 6,555,084	$ 6,386,943

2

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except share data)

	For the Quarters Ended September 30,		For the Nine Months Ended September 30,	
	2005	2004	2005	2004
Revenues				
Rental revenues	$ 169,658	$ 165,063	$ 505,030	$ 470,751
Private capital income	5,764	2,726	12,520	8,077
Total revenues	175,422	167,789	517,550	478,828
Costs and expenses				
Property operating costs	(43,646)	(41,226)	(130,842)	(120,849)
Depreciation and amortization	(44,471)	(39,488)	(132,294)	(112,362)
General and administrative	(19,665)	(15,656)	(57,070)	(44,869)
Fund costs	(329)	(78)	(1,073)	(737)
Total costs and expenses	(108,111)	(96,448)	(321,279)	(278,817)
Operating income	67,311	71,341	196,271	200,011
Other income and expenses				
Equity in earnings of unconsolidated joint ventures	1,529	603	9,959	3,256
Other income and expenses, net	2,897	1,253	3,224	3,219
Gains from dispositions of real estate	-	-	18,923	-
Development profits, net of taxes	398	1,521	20,322	4,756
Interest expense, including amortization	(40,760)	(40,287)	(122,345)	(119,309)
Total other income and expenses	(35,936)	(36,910)	(69,917)	(108,078)
Income before minority interests and discontinued operations	31,375	34,431	126,354	91,933
Minority interests' share of income:				
Joint venture partners' share of income	(10,902)	(9,958)	(33,070)	(27,811)
Joint venture partners' share of development profits	(21)	(145)	(10,136)	(894)
Preferred unitholders	(5,368)	(4,942)	(16,104)	(14,766)
Limited partnership unitholders	(636)	(846)	(1,713)	(2,099)
Total minority interests' share of income	(16,927)	(15,891)	(61,023)	(45,570)
Income from continuing operations	14,448	18,540	65,331	46,363
Discontinued operations:				
Income attributable to discontinued operations, net of minority	290	3,059	3,620	8,849
Gain from disposition of real estate, net of minority interests	14,330	10,450	47,673	12,325
Total discontinued operations	14,620	13,509	51,293	21,174
Net income	29,068	32,049	116,624	67,537
Preferred stock dividends	(1,783)	(1,783)	(5,349)	(5,349)
Net income available to common stockholders	$ 27,285	$ 30,266	$ 111,275	$ 62,188
Net income per common share (diluted)	$ 0.31	$ 0.35	$ 1.27	$ 0.73
Weighted average common shares (diluted)	88,373,479	85,395,787	87,424,751	85,012,460

3

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS [(1)]

(dollars in thousands, except share data)

	For the Quarters Ended September 30,		For the Nine Months Ended September 30,	
	2005	2004	2005	2004
Net income	$ 29,068	$ 32,049	$ 116,624	$ 67,537
Gains from disposition of real estate, net of minority interests	(14,330)	(10,450)	(66,596)	(12,325)
Depreciation and amortization:				
Total depreciation and amortization	44,471	39,488	132,294	112,362
Discontinued operations' depreciation	239	3,136	1,468	10,369
Non-real estate depreciation	(892)	(172)	(2,439)	(508)
Adjustments to derive FFO from consolidated JVs:				
Joint venture partners' minority interests (Net income)	10,902	9,958	33,070	27,811
Limited partnership unitholders' minority interests (Net income)	636	846	1,713	2,099
Limited partnership unitholders' minority interests (Development profits)	16	79	568	222
Discontinued operations' minority interests (Net income)	22	2,728	611	4,150
FFO attributable to minority interests	(24,944)	(22,193)	(72,634)	(58,172)
Adjustments to derive FFO from unconsolidated JVs:				
AMB's share of net income	(1,529)	(603)	(9,959)	(3,256)
AMB's share of FFO	4,592	1,661	11,808	6,089
AMB's share of development profits, net of taxes	-	-	5,441	-
Preferred stock dividends	(1,783)	(1,783)	(5,349)	(5,349)
Funds from operations	$ 46,468	$ 54,744	$ 146,620	$ 151,029
FFO per common share and unit (diluted)	$ 0.50	$ 0.61	$ 1.59	$ 1.68
Weighted average common shares and units (diluted)	93,034,016	90,146,245	92,121,224	89,764,633

(1) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB's financial performance, and of FFO's limitations as a measurement tool.

4

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

ADJUSTED EBITDA (1) AND COVERAGE RATIOS

(dollars in thousands)

	For the Quarters Ended September 30, 2005	For the Quarters Ended September 30, 2004	For the Nine Months Ended September 30, 2005	For the Nine Months Ended September 30, 2004
Net income	$ 29,068	$ 32,049	$ 116,624	$ 67,537
Depreciation and amortization	44,471	39,488	132,294	112,362
Stock-based compensation amortization	2,679	2,467	9,623	7,943
Adjustments to derive adjusted EBITDA from unconsolidated JVs:				
AMB's share of net income	(1,529)	(603)	(9,959)	(3,256)
AMB's share of FFO (2)	4,592	1,661	11,808	6,089
AMB's share of interest expense	2,252	1,316	6,188	2,974
AMB's share of development profits, net of taxes	-	-	5,441	-
Interest expense, including amortization	40,760	40,287	122,345	119,309
Total minority interests' share of income	16,927	15,891	61,023	45,570
Total discontinued operations, including gains	(14,620)	(13,509)	(70,216)	(21,174)
Discontinued operations' adjusted EBITDA	501	9,569	6,111	24,155
Adjusted EBITDA	$ 125,101	$ 128,616	$ 391,282	$ 361,509
Interest				
Interest expense, including amortization - continuing operations	$ 40,760	$ 40,287	$ 122,345	$ 119,309
Interest expense, including amortization - discontinued operations	(50)	646	412	786
AMB's share of interest expense from unconsolidated JVs	2,252	1,316	6,188	2,974
Total interest	$ 42,962	$ 42,249	$ 128,945	$ 123,069
Interest coverage (3)	2.9 x	3.0 x	3.0 x	2.9 x
Fixed charge				
Interest expense, including amortization - continuing operations	$ 40,760	$ 40,287	$ 122,345	$ 119,309
Amortization of financing costs and debt premiums - continuing operations	(1,218)	(392)	(2,911)	(1,083)
Interest expense, including amortization - discontinued operations	(50)	646	412	786
Amortization of financing costs and debt premiums - discontinued operations	-	22	22	1,447
AMB's share of interest expense from unconsolidated JVs	2,252	1,316	6,188	2,974
Capitalized interest	8,187	5,883	21,928	11,812
Preferred unit distributions	5,368	4,942	16,104	14,766
Preferred stock dividends	1,783	1,783	5,349	5,349
Total fixed charge	$ 57,082	$ 54,487	$ 169,437	$ 155,360
Fixed charge coverage (4)	2.2 x	2.4 x	2.3 x	2.3 x

(1) See Supplemental Financial Measures Disclosures for a discussion of why management believes adjusted EBITDA is a useful supplemental measure of operating performance and liquidity, of ways in which investors might use adjusted EBITDA when assessing AMB's financial performance, and of adjusted EBITDA's limitations as a measurement tool.

(2) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB's financial performance, and of FFO's limitations as a measurement tool.

(3) See Reporting Definitions for interest coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes interest coverage is a useful supplemental measure of liquidity.

(4) See Reporting Definitions for fixed charge coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes fixed charge coverage is a useful supplemental measure of liquidity.

5

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call SUPPLEMENTAL CASH FLOW INFORMATION (dollars in thousands) For the Quarters Ended For the Nine Months Ended September 30, September 30, 2005 2004 2005 2004 Supplemental Information: Straight-line rents and amortization of lease intangibles $ 5,889 $ 2,856 $ 15,250 $ 11,961 AMB’s share of straight-line rents and amortization of lease intangibles $ 4,109 $ 2,089 $ 9,809 $ 8,577 Gross lease termination fees $ 90 $ 8,058 $ 1,372 $ 9,075 Net lease termination fees $ 52 $ 7,281 $ 1,266 $ 8,094 AMB’s share of net lease termination fees $ 52 $ 4,910 $ 1,261 $ 5,476 AMB’s share of unconsolidated JV’s NOI (1) $ 7,149 $ 2,840 $ 19,004 $ 8,655 JV Partners’ share of cash basis NOI (1) $ 39,170 $ 32,547 $ 113,243 $ 89,057 Discontinued operations’ NOI — Held for Sale (1) $ 387 $ 282 $ 1,121 $ 898 Discontinued operations’ NOI — Sold (1) $ 146 $ 9,248 $ 4,972 $ 23,251 Stock-based compensation amortization $ 2,679 $ 2,467 $ 9,623 $ 7,943 Capitalized interest $ 8,187 $ 5,883 $ 21,928 $ 11,812 Recurring capital expenditures: Tenant improvements $ 5,578 $ 6,298 $ 16,061 $ 17,264 Lease commissions and other lease costs 5,660 4,827 15,838 17,399 Building improvements 7,453 5,209 18,780 12,097 Sub-total 18,691 16,334 50,679 46,760 JV Partners’ share of capital expenditures (5,238) (4,007) (12,957) (11,621) AMB’s share of recurring capital expenditures $ 13,453 $ 12,327 $ 37,722 $ 35,139 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 6

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL OPERATING AND LEASING STATISTICS (dollars in thousands, except per square foot amounts) Year-to- Year-to-Operating Portfolio (1) Quarter Date Same Store Pool(2) Quarter Date Square feet owned at September 30, 2005 (3) 92,312,491 92,312,491 Square feet in same store pool at September 30, 2005 78,971,981 78,971,981 Occupancy percentage at September 30, 2005 94.6% 94.6% % of total consolidated industrial square feet 85.5% 85.5% Weighted average lease terms: Original 6.1 years 6.1 years Occupancy percentage at period end: Remaining 3.3 years 3.3 years September 30, 2005 94.4% 94.4% September 30, 2004 94.8% 94.8% Tenant retention 67.3% 65.0% Tenant retention 66.0% 64.5% Same Space Leasing Activity: (4) Rent increases (decreases) on renewals and rollovers (7.6%) (10.5%) Rent increases (decreases) on renewals and rollovers (7.9%) (10.4%) Same space square footage commencing (millions) 3.4 10.4 Same space square footage commencing (millions) 3.3 10.2 2nd Generation Leasing Activity: Cash basis NOI % change: (5) TIs and LCs per square foot: Revenues (3.5%) (0.9%) Retained $ 1.69 $ 1.71 Expenses (0.5%) (0.3%) Re-tenanted 3.51 3.15 NOI (5) (4.5%) (1.2%) Weighted average $ 2.58 $ 2.42 NOI without lease termination fees (5) 0.1% 0.3% Square footage commencing (millions) 4.4 13.2 (1) Includes all consolidated industrial operating properties and excludes industrial development and renovation projects. Excludes retail and other properties’ square feet of 0.3 million with occupancy of 98.3% and annualized base rent of $1.6 million. (2) The same store pool excludes properties purchased and developments stabilized after December 31, 2003. See Reporting Definitions. (3) In addition to owned square feet as of September 30, 2005, the Company manages 0.4 million additional square feet of industrial, retail and other properties. The Company also has investments in 13.8 million square feet of operating industrial properties through its investments in unconsolidated joint ventures. (4) Consists of second generation leases renewing or re-tenanting with current and prior lease terms greater than one year. (5) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 7

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

CONSOLIDATED INDUSTRIAL MARKET OPERATING STATISTICS [(1)]
As of September 30, 2005

	Atlanta	Chicago	Dallas/ Ft. Worth	Los Angeles [(2)]	No. New Jersey/ New York	San Francisco Bay Area	Miami	Seattle	North American On-Tarmac [(3)]	Total U.S. Hub and Gateway Markets	Total Other Markets	Total/ Weighted Average
Number of buildings	47	102	39	141	130	140	53	66	38	756	211	967
Rentable square feet	5,215,338	10,020,108	3,754,147	13,343,297	9,738,549	11,664,638	5,437,813	7,692,688	3,028,714	69,895,292	22,417,199	92,312,491
% of total rentable square feet	5.6%	10.9%	4.1%	14.5%	10.5%	12.6%	5.9%	8.3%	3.3%	75.7%	24.3%	100.0%
Occupancy percentage	88.5%	93.3%	90.9%	99.1%	94.4%	95.2%	95.8%	94.2%	95.7%	94.8%	94.1%	94.6%
Annualized base rent (000's)	$19,403	$44,829	$13,057	$82,911	$70,398	$73,248	$38,128	$37,610	$47,819	$427,403	$126,429	$553,832
% of total annualized base rent	3.5%	8.1%	2.4%	15.0%	12.7%	13.2%	6.9%	6.8%	8.6%	77.2%	22.8%	100.0%
Number of leases	171	199	120	397	411	414	245	274	244	2,475	741	3,216
Annualized base rent per square foot	$4.20	$4.80	$3.83	$6.27	$7.66	$6.60	$7.32	$5.19	$16.50	$6.45	$5.99	$6.34
Lease expirations as a % of ABR: [(4)]												
2005	2.7%	2.3%	6.1%	3.9%	1.7%	3.8%	4.0%	2.2%	7.0%	3.5%	3.6%	3.6%
2006	18.6%	25.8%	10.4%	20.5%	15.2%	10.0%	15.6%	19.2%	12.0%	16.5%	11.7%	15.4%
2007	12.7%	29.1%	14.4%	14.1%	13.5%	16.0%	19.9%	18.3%	7.3%	16.1%	15.0%	15.8%
Weighted average lease terms:												
Original	6.1 years	4.9 years	5.3 years	6.0 years	6.5 years	5.5 years	5.7 years	5.9 years	8.8 years	5.9 years	6.8 years	6.1 years
Remaining	3.1 years	2.3 years	3.3 years	3.2 years	3.7 years	2.9 years	3.5 years	3.0 years	4.8 years	3.2 years	3.8 years	3.3 years
Tenant retention:												
Quarter	87.7%	92.6%	35.9%	34.6%	36.7%	67.9%	69.7%	69.7%	81.4%	64.7%	77.5%	67.3%
Year-to-date	78.1%	75.8%	49.2%	59.4%	47.6%	69.3%	62.6%	62.3%	80.5%	64.7%	65.8%	65.0%
Rent increases on renewals and rollovers:												
Quarter	(11.3%)	6.4%	2.8%	0.2%	10.5%	(33.4%)	(5.3%)	(8.9%)	6.6%	(10.1%)	4.0%	(7.6%)
Same space SF leased	122,669	684,305	104,749	387,305	262,814	647,554	304,878	215,254	39,467	2,768,995	667,855	3,436,850
Year-to-date	(2.5%)	0.6%	(5.4%)	2.5%	9.5%	(44.9%)	(0.6%)	(3.4%)	0.7%	(12.0%)	(2.8%)	(10.5%)
Same space SF leased	475,270	1,118,702	459,773	2,160,351	711,742	1,709,551	864,291	762,467	225,745	8,487,892	1,906,438	10,394,330
Same store cash basis NOI % change: [(5)]												
Quarter	(2.1%)	(5.3%)	(1.4%)	2.7%	3.1%	(26.6%)	(1.7%)	3.0%	9.9%	(5.6%)	(0.3%)	(4.5%)
Year-to-date	(3.9%)	0.8%	5.4%	2.3%	7.0%	(13.2%)	(0.2%)	5.3%	2.3%	(1.2%)	(1.2%)	(1.2%)
Sq. feet owned in same store pool [(6)]	4,642,478	7,540,848	3,613,987	12,228,801	6,884,883	11,105,033	4,658,572	6,857,569	2,911,469	60,443,640	18,528,341	78,971,981
AMB's pro rata share of square feet [(7)]	2,701,655	8,675,975	2,729,939	10,650,047	5,392,363	8,670,858	4,351,406	3,919,019	2,419,438	49,510,700	18,600,122	68,110,822
Total market square footage [(8)]	6,030,358	14,615,987	3,862,787	18,257,530	10,838,322	12,068,555	6,097,924	7,692,688	4,294,225	83,758,376	34,246,263	118,004,639

(1) Includes all industrial consolidated operating properties and excludes industrial development and renovation projects.
(2) The Company also has a 19.9 acre parking lot with 2,720 parking spaces and 12 billboard signs in the Los Angeles market immediately adjacent to LAX.
(3) Includes domestic on-tarmac cargo facilities at 15 airports.
(4) See Reporting Definitions.
(5) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool.
(6) Same-store pool at September 30, 2005, excludes properties or developments stabilized after December 31, 2003.
(7) Calculated as AMB's pro rata share of square feet on consolidated and unconsolidated operating properties.
(8) Total market square footage includes industrial and retail operating properties, development properties, unconsolidated properties (100% SF), and properties managed for third parties.

8

AMB Property Corporation
SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

CONSOLIDATED INDUSTRIAL PORTFOLIO OVERVIEW
As of September 30, 2005

	Number of Buildings	Rentable Square Feet	% of Total Rentable Square Feet	Occupancy Percentage	Annualized Base Rent (000's)	% of Total Annualized Base Rent	Number of Leases	Annualized Base Rent per Square Foot
Domestic Hub Markets	756	69,895,292	75.7 %	94.8 %	$ 427,403	77.2 %	2,475	$ 6.45
Other Markets								
Domestic Target Markets								
Austin	10	1,656,254	1.8	93.7	9,498	1.7	34	6.12
Baltimore/Washington DC	52	3,631,269	4.0	97.6	26,116	4.7	186	7.37
Boston	38	4,885,068	5.3	89.6	29,163	5.3	90	6.66
Minneapolis	29	3,676,598	4.0	96.3	15,408	2.8	146	4.35
Subtotal/Weighted Average	129	13,849,189	15.1	94.0	80,185	14.5	456	6.16
Domestic Non-Target Markets								
Charlotte	21	1,317,864	1.4	83.2	5,586	1.0	65	5.09
Columbus	1	240,000	0.3	100.0	720	0.1	3	3.00
Houston	1	410,000	0.4	100.0	2,531	0.5	1	6.17
Memphis	17	1,883,845	2.0	90.3	8,703	1.6	50	5.12
New Orleans	5	410,839	0.4	99.7	2,041	0.4	52	4.98
Orlando	16	1,424,748	1.5	97.9	6,294	1.1	75	4.51
Portland	5	676,104	0.8	97.4	3,091	0.5	8	4.69
San Diego	5	276,167	0.3	85.4	1,887	0.3	19	8.00
Subtotal/Weighted Average	71	6,639,567	7.1	92.6	30,853	5.5	273	5.02
International Target Markets [1]								
Amsterdam, Netherlands	5	476,972	0.5	100.0	4,677	0.8	5	9.81
Frankfurt, Germany	1	166,917	0.2	100.0	2,009	0.4	1	12.04
Lyon, France	1	262,491	0.3	100.0	1,474	0.3	2	5.62
Paris, France	4	1,022,063	1.1	100.0	7,231	1.3	4	7.07
Subtotal/Weighted Average	11	1,928,443	2.1	100.0	15,391	2.8	12	7.98
Total Other Markets	211	22,417,199	24.3	94.1	126,429	22.8	741	5.99
Total/Weighted Average	967	92,312,491	100.0 %	94.6 %	$ 553,832	100.0 %	3,216	$ 6.34

[1] Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at September 30, 2005.

9

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

UNCONSOLIDATED INDUSTRIAL PORTFOLIO OVERVIEW
As of September 30, 2005

	Number of Buildings	Rentable Square Feet	Occupancy Percentage	Annualized Base Rent (000's)	% of Total Annualized Base Rent	Annualized Base Rent per Square Foot
Domestic Hub Markets						
Atlanta	7	407,028	74.5 %	$ 1,687	2.9 %	$ 5.56
Chicago	36	4,046,721	81.7	14,613	25.0	4.42
Los Angeles	10	3,312,452	100.0	13,335	22.8	4.03
No. New Jersey/New York City	1	212,335	100.0	828	1.4	3.90
Subtotal/Weighted Average	54	7,978,536	89.4	30,463	52.1	4.27
Domestic Target Markets	6	474,172	100.0	1,913	3.3	4.03
Domestic Non-Target Markets	9	1,232,799	99.2	3,924	6.7	3.21
International Target Markets (1)						
Guadalajara, Mexico	5	687,088	94.0	3,809	6.5	5.90
Mexico City, Mexico	4	960,534	100.0	5,961	10.2	6.21
Tokyo, Japan	7	1,184,662	95.0	12,346	21.2	10.97
Subtotal/Weighted Average	16	2,832,284	96.4	22,116	37.9	8.10
Total/Weighted Average	85	12,517,791	92.4 %	$ 58,416	100.0 %	$ 5.05

COMBINED INDUSTRIAL PORTFOLIO SUMMARY (2)

	Number of Buildings	Rentable Square Feet	Occupancy Percentage	Annualized Base Rent (000's)	% of Total Annualized Base Rent	Annualized Base Rent per Square Foot
Domestic Hub Markets	810	77,873,828	94.2 %	$ 457,866	74.8 %	$ 6.24
Domestic Target	135	14,323,361	94.2	82,098	13.4	6.08
Domestic Non-Target	80	7,872,366	93.6	34,777	5.7	4.72
International	27	4,760,727	97.9	37,507	6.1	8.05
Total/Weighted Average	1,052	104,830,282	94.3 %	$ 612,248	100.0 %	$ 6.19

(1) Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at September 30, 2005.
(2) Includes all consolidated and unconsolidated industrial operating properties on a 100% basis.

10

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONSOLIDATED INDUSTRIAL LEASE EXPIRATIONS (1) As of September 30, 2005 (dollars in thousands) % of Square Annualized Annualized Feet Base Rent (2) Base Rent 2005 3,048,301 $ 20,831 3.6% 2006 14,888,075 90,022 15.4% 2007 15,320,484 92,737 15.8% 2008 14,069,821 85,869 14.6% 2009 11,918,134 73,490 12.5% 2010 10,580,497 78,346 13.4% 2011 4,899,904 37,958 6.5% 2012 4,145,160 36,067 6.2% 2013 1,393,038 15,063 2.6% 2014 3,618,435 25,473 4.4% 2015 and beyond 3,655,002 29,565 5.0% Total 87,536,851 $ 585,421 100.0% (1) Schedule includes in-place leases and leases with future commencement dates. Schedule also includes leases in month-to-month and hold-over status totaling 2.3 million square feet. (2) Calculated as monthly rent at expiration multiplied by 12. Non-U.S. Dollar projects are converted to U.S. Dollars using the budgeted exchange rate at expiration. 11

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

TOP 25 CUSTOMERS
As of September 30, 2005
(dollars in thousands)

Customer Name [(1)]	Number of Leases	Aggregate Rentable Square Feet	Percentage of Aggregate Leased Square Feet [(2)]	Annualized Base Rent [(3)]	Percentage of Aggregate Annualized Base Rent [(4)]
United States Government [(5)(6)]	49	927,601	1.0%	$ 18,329	3.3%
FedEx Corporation [(5)]	25	1,324,093	1.4%	13,579	2.4%
Deutsche Post World Net [(5)]	32	1,249,077	1.3%	10,295	1.8%
Harmonic Inc.	4	285,480	0.3%	6,674	1.2%
Expeditors International	8	1,093,673	1.2%	6,061	1.1%
City and County of San Francisco	1	559,605	0.6%	5,714	1.0%
La Poste	2	854,435	0.9%	5,505	1.0%
Worldwide Flight Services [(5)]	16	352,723	0.4%	4,552	0.8%
International Paper Company	7	525,893	0.6%	4,198	0.7%
Exel, Inc.	11	460,169	0.5%	3,752	0.7%
UPS	13	521,713	0.6%	3,633	0.6%
Panalpina, Inc.	7	572,935	0.6%	3,542	0.6%
Nippon Express USA	5	429,040	0.5%	3,361	0.6%
Forward Air Corporation	7	462,714	0.5%	3,358	0.6%
BAX Global Inc. [(5)]	8	187,514	0.2%	2,852	0.5%
Ahold NV	5	644,571	0.7%	2,837	0.5%
Eagle Global Logistics, L.P.	8	434,451	0.5%	2,820	0.5%
Elmhult Limited Partnership	5	760,253	0.8%	2,686	0.5%
Virco Manufacturing Company	1	559,000	0.6%	2,566	0.5%
Aeroground Inc.	6	201,367	0.2%	2,483	0.4%
United Air Lines Inc. [(5)]	5	118,825	0.1%	2,456	0.4%
County of Los Angeles [(7)]	10	148,410	0.2%	2,455	0.4%
Integrated Airline Services [(5)]	6	233,656	0.3%	2,230	0.4%
Iron Mountain Information Management	10	466,539	0.5%	2,209	0.4%
Arrow Air Inc.	1	117,245	0.1%	2,199	0.4%
Total		13,490,982	14.8%	$ 120,346	21.3%

(1) Customer(s) may be a subsidiary of or an entity affiliated with the named customer. The Company also holds a lease at our Park One property adjacent to LAX with an ABR of $7,217, which is not included.
(2) Computed as aggregate leased square feet divided by the aggregate leased square feet of the industrial, retail and other properties.
(3) See Reporting Definitions.
(4) Computed as aggregate annualized base rent divided by the aggregate annualized base rent of the industrial, retail and other properties.
(5) Apron rental amounts (but not square footage) are included.
(6) United States Government includes the United States Postal Service (USPS), United States Customs, United States Department of Agriculture (USDA) and various other U.S. governmental agencies.
(7) County of Los Angeles includes Child Support Services Department, the Fire Department, the District Attorney, the Sheriff's Department and the City of Los Angeles.

12

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONSOLIDATED HISTORICAL INDUSTRIAL OPERATING AND LEASING STATISTICS Total Market Square Footage Occupancy Percentage (Annual) (Quarterly) 130,000,000 100.0% 120,000,000 97.5% 110,000,000 100,000,000 95.0% 90,000,000 80,000,000 92.5% 70,000,000 60,000,000 90.0% 1998 1999 2000 2001 2002 2003 2004 2005 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Tenant Retention Same Store NOI % Change (Annual) (Annual) 85.0% 10.0% 8.0% 80.0% 6.0% 75.0% 4.0% 2.0% 70.0% 0.0% 65.0% -2.0% -4.0% 60.0% -6.0% -8.0% 55.0% 1998 1999 2000 2001 2002 2003 2004 2005 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 13

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

ACQUISITIONS
For the Quarter ended September 30, 2005
(dollars in thousands)

Property Name	Location	Number of Buildings	Square Feet	Month of Acquisition	Acquisition Cost	AMB's Ownership Percentage
Property Acquisitions						
AMB Alliance Fund III						
1. AMB Cedar Hill Distribution	Stoughton, MA	1	65,000	August	$ 4,682	20%
2. AMB Forest Distribution Center	Santa Fe Springs, CA	1	87,694	August	7,142	20%
3. AMB High Grove Distribution	Glendale Heights, IL	1	98,500	August	6,222	20%
4. AMB Spruce Avenue	South San Francisco, CA	1	559,605	September	66,516	20%
Subtotal		4	810,799		84,562	
AMB Japan Fund I						
5. AMB Higashi Ogishima	Kawasaki, Japan	1	269,261	August	22,035	20%
AMB Partners II						
6. AMB Portside Distribution Center	Seattle, WA	1	407,491	July	28,728	20%
7. AMB Pointview Distribution Center	South Brunswick, NJ	1	250,000	July	17,530	20%
Subtotal		2	657,491		46,258	
AMB Property Corporation						
8. AMB Port of Rotterdam	Rotterdam, Netherlands	1	85,196	September	5,660	100%
Total Third Quarter Property Acquisitions		8	1,822,747		$ 158,515 [1]	29%
Weighted Average Stabilized Cap Rate GAAP/Cash					7.2%/7.2%	
Total Year-to-Date Property Acquisitions		26	4,750,466		$ 376,189	49%
Weighted Average Stabilized Cap Rate GAAP/Cash					7.3%/7.0%	
Other Acquisitions						
IAT Air Cargo Facilities Income Fund [2]		n/a	n/a	September	$ 2,526	5%
Total Third Quarter Other Acquisitions		n/a	n/a		$ 2,526	5%
Total Year-to-Date Other Acquisitions		-	-		$ 48,635	41%
Total Year-to-Date Acquisitions					$ 424,824	45%

(1) Represents the total expected investment, including closing costs and estimated acquisition capital of $5.3 million.
(2) The Company has an approximate 5% equity interest in IAT Air Cargo Facilities Income Fund, a public Canadian real estate income trust.

14

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call OPERATING PROPERTY DISPOSITIONS For the Quarter ended September 30, 2005 (dollars in thousands) Number of AMB’s Buildings Square Month of Disposition Ownership Property Name Location or Centers Feet Disposition Price Percentage 1. Peninsula Business Center Newport News, VA 1 60,215 July $ 4,220 100% 2. The Rotunda Baltimore, MD 3 215,237 July 29,530 100% 3. LaGrange/South Davis Atlanta, GA 1 82,170 August 460 100% 4. AMB LAS Cargo Center 5 Las Vegas, NV 1 29,876 August 4,169 100% 5. Around Lenox (Retail) Atlanta, GA 1 125,222 August 33,850 90% 6. Coltongo Mexico City, Mexico 1 131,924 September 4,550 98% Total Third Quarter Dispositions 8 644,644 $ 76,779 95% Weighted Average Stabilized Cash Cap Rate 7.5% Total Year-to-Date Dispositions 36 2,498,966 $ 252,049 81% Weighted Average Stabilized Cash Cap Rate 7.7% 15

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call CONTRIBUTIONS TO PRIVATE CAPITAL JOINT VENTURES For the Quarter ended September 30, 2005 (dollars in thousands) AMB’s Retained Number of Square Contribution Ownership Property Contributions Location Buildings Feet Value Percentage None n/a n/a n/a n/a Total Third Quarter Property Contributions - — $ — n/a Weighted Average Stabilized Cash Cap Rate Total Year-to-Date Property Contributions 7 1,306,858 $ 130,500 20% Weighted Average Stabilized Cash Cap Rate 7.5% 16

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call NEW DEVELOPMENT & RENOVATION PROJECTS For the Quarter ended September 30, 2005 (dollars in thousands) Estimated Estimated AMB’s Estimated Square Total Ownership Projects Location Developer Stabilization Feet Investment (1) Percentage 1. AMB BRU Air Cargo Center (2) Brussels, Belgium AMB Q1 06 82,322 $ 10,100 100% 2. AMB L’Isle d’Abeau Logistics Park Bldg C (2) Lyon, France GEPRIM Q1 07 277,817 19,000 100% 3. AMB Pearson Logistics Center — Bldg 200 (2) Toronto, Canada AMB Q1 07 205,518 14,400 100% 4. AMB Turnberry Distribution VI Roselle, IL AMB Q1 07 179,400 10,500 20% 5. AMB Frankfurt Logistics Center 556 Phase II (2) Frankfurt, Germany AMB Q1 07 102,031 15,900 100% 6. AMB Fokker Logistics Center 2 Bldg 1 (2) Amsterdam, Netherlands Delta Group Q1 07 118,375 14,400 100% 7. AMB Pearson Logistics Center — Bldg 100 (2) Toronto, Canada AMB Q2 07 446,338 27,900 100% 8. AMB Gonesse Distribution Center (2) Paris, France GEPRIM Q3 07 590,088 50,700 100% Total Third Quarter New Projects 2,001,889 $ 162,900 94% Weighted Average Estimated Stabilized GAAP Yield (2) (3) 7.8% Total Year-to-Date New Projects 4,564,292 $ 335,000 96% Weighted Average Estimated Stabilized GAAP Yield (2) (3) 8.1% (1) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at September 30, 2005. (2) Yields on international projects are on an after-tax basis. (3) Yields exclude value-added conversion projects. 17

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call DEVELOPMENT & RENOVATION PROJECTS IN PROCESS As of September 30, 2005 (dollars in thousands) Estimated Estimated AMB’s Estimated Square Feet Total Ownership Projects Location Developer Stabilization at Stabilization Investment (1) Percentage Remaining 2005 Deliveries 1. Platinum Triangle Land (3) Anaheim, CA AMB Q4 — $ 33,200 100% 2. AMB West O’Hare Bldg 1 Elk Grove Village, IL AMB Q4 189,240 14,900 20% Total Remaining 2005 Deliveries 189,240 $ 48,100 75% Leased or Under Contract For Sale/Funded-to-date (4) 79% $ 29,800 (2) Weighted Average Estimated Stabilized GAAP Yield 9.2% Continued on next page (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company’s current estimates and forecasts and are subject to change. Excludes 1,322 acres of land held for future development or sale (representing a potential 23.0 million square feet) totaling $274.4 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at September 30, 2005. (2) AMB’s share of amounts funded to date for 2005, 2006, 2007 and 2008 deliveries was $19.2 million, $490.3 million, $22.0 million and $7.5 million, respectively, for a total of $539.0 million. (3) Represents a value-added conversion project. See Reporting Definitions. (4) Leased or Under Contract For Sale excludes value-added conversions. 18

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

DEVELOPMENT & RENOVATION PROJECTS IN PROCESS
As of September 30, 2005
(dollars in thousands)

Projects	Location	Developer	Estimated Stabilization	Estimated Square Feet at Stabilization	Estimated Total Investment [1]	AMB's Ownership Percentage
2006 Deliveries						
3. Monarch Commerce Center - Bldg 1	Miramar, FL	AMB	Q1	71,903	$ 5,500	100%
4. Monarch Commerce Center - Bldg 2	Miramar, FL	AMB	Q1	32,151	2,400	100%
5 .Monarch Commerce Center - Bldg 3	Miramar, FL	AMB	Q1	37,447	2,800	100%
6. Narita Air Cargo 1 - Phase 1 Bldg A [5]	Tokyo, Japan	AMB Blackpine	Q1	107,781	11,400	100%
7. Narita Air Cargo 1 - Phase 1 Bldg B [5]	Tokyo, Japan	AMB Blackpine	Q1	563,186	59,600	100%
8. Dulles Commerce Center - Bldg 150	Dulles, VA	Seefried Properties	Q1	72,600	6,400	20%
9. AMB Layline Distribution Center [3]	Torrance, CA	AMB	Q1	298,000	29,000	100%
10. AMB West O'Hare - Bldg 2	Elk Grove Village, IL	AMB	Q1	119,708	9,100	20%
11. AMB BRU Air Cargo Center [5]	Brussels, Belgium	AMB	Q1	82,322	10,100	100%
12. AMB Redlands - Parcel 1	Redlands, CA	AMB	Q1	699,350	24,800	100%
13. Nash Logistics Center [4]	El Segundo, CA	AMB	Q2	75,000	12,400	50%
14. AMB Amagasaki Distribution Center [5]	Osaka, Japan	AMB Blackpine	Q2	965,026	97,600	100%
15. Dulles Commerce Center - Bldg 200	Dulles, VA	Seefried Properties	Q2	97,232	7,600	20%
16. Highway 17 - 50 Broad Street [3]	Carlstadt, NJ	AMB	Q2	120,000	9,100	100%
17. Highway 17 - 55 Madison Street [3]	Carlstadt, NJ	AMB	Q2	150,446	11,900	100%
18. AMB Ohta Distribution Center [5]	Tokyo, Japan	AMB Blackpine	Q2	787,088	176,900	100%
19. Singapore Airport Logistics Center - Bldg 2 [4] [5]	Changi Airport, Singapore	Boustead Projects PTE	Q2	254,267	11,800	50%
20. Spinnaker Logistics [3]	Redondo Beach, CA	AMB	Q2	279,431	30,700	39%
21. Northfield Bldg 700	Dallas, TX	Seefried Properties	Q3	108,640	6,100	20%
22. Beacon Lakes - Bldg 6	Miami, FL	Codina	Q3	206,464	11,700	79%
23. AMB Horizon Creek - Bldg 400	Atlanta, GA	Seefried Properties	Q3	204,256	9,100	100%
24. Fordyce Distribution Center [3]	Carson, CA	AMB	Q3	250,000	17,600	20%
25. AMB Fokker Logistics Center 1 [5]	Amsterdam, Netherlands	Delta Group	Q3	236,749	27,400	100%
26. Agave - Bldg 4 [5]	Mexico City, Mexico	G. Accion	Q4	217,514	13,300	98%
27. AMB Annagem Distribution Centre [5]	Toronto, Canada	AMB	Q4	194,330	12,700	100%
28. Beacon Lakes Village - Phase 1 Bldg 2E	Miami, FL	Codina	Q4	56,430	5,100	79%
29. AMB Milton 401 Business Park - Bldg 1 [5]	Toronto, Canada	AMB	Q4	373,245	19,300	100%
30. Beacon Lakes - Bldg. 10	Miami, FL	Codina	Q4	192,476	11,400	79%
Total 2006 Deliveries				6,853,042	$ 652,800	86%
Leased or Under Contract For Sale/Funded-to-date				28%	$ 553,800 [2]	
Weighted Average Estimated Stabilized GAAP Yield [5] [6]					7.6%	

Continued on next page

(1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Excludes 1,322 acres of land held for future development or sale (representing a potential 23.0 million square feet) totaling $274.4 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at September 30, 2005.
(2) AMB's share of amounts funded to date for 2005, 2006, 2007 and 2008 deliveries was $19.2 million, $490.3 million, $22.0 million and $7.5 million, respectively, for a total of $539.0 million.
(3) Represents a renovation project. See Reporting Definitions.
(4) Represents projects in unconsolidated joint ventures.
(5) Yields on international projects are on an after-tax basis.
(6) Yields exclude value-added conversion projects.

19

AMB AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

DEVELOPMENT & RENOVATION PROJECTS IN PROCESS

As of September 30, 2005

(dollars in thousands)

(continued)

Projects	Location	Developer	Estimated Stabilization	Estimated Square Feet at Stabilization	Estimated Total Investment [1]	AMB's Ownership Percentage
2007 Deliveries						
31. AMB L'Isle d'Abeau Logistics - Bldg C [3]	Lyon, France	GEPRIM	Q1	277,817	$ 19,000	100%
32. AMB Pearson Logistics Center - Bldg. 200 [3]	Toronto, Canada	AMB	Q1	205,518	14,400	100%
33. AMB Frankfurt Logistics Center 556 Phase II [3]	Frankfurt, Germany	AMB	Q1	102,031	15,900	100%
34. AMB Turnberry Distribution VI	Roselle, IL	AMB	Q1	179,400	10,500	20%
35. AMB Folkker Logistics Center 2 - Bldg 1 [3]	Amsterdam, Netherlands	Delta Group	Q1	118,375	14,400	100%
36. AMB Pearson Logistics Center - Bldg 100 [3]	Toronto, Canada	AMB	Q2	446,338	27,900	100%
37. AMB Gonesse Distribution Center [3]	Paris, France	GEPRIM	Q3	590,088	50,700	100%
38. AMB Barajas Logistics Park [3]	Madrid, Spain	Codina Torimbia	Q4	454,779	30,300	80%
Total 2007 Deliveries				2,374,346	$ 183,100	93%
Leased or Under Contract For Sale/Funded-to-date				0%	$ 24,100 [2]	
Weighted Average Estimated Stabilized GAAP Yield [3] [4]					8.0%	
2008 Deliveries						
39. AMB Folkker Logistics Center 3 [3]	Amsterdam, Netherlands	Delta Group	Q1	313,229	$ 39,300	50%
Total 2008 Deliveries				313,229	$ 39,300	50%
Leased or Under Contract For Sale/Funded-to-date				0%	$ 15,100 [2]	
Weighted Average Estimated Stabilized GAAP Yield [3] [4]					8.4%	
Total Scheduled Deliveries				9,729,857	$ 923,300	89%
Leased or Under Contract For Sale/Funded-to-date				21%	$ 622,800 [2]	
Weighted Average Estimated Stabilized GAAP Yield [3] [4]					7.8%	

(1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Excludes 1,322 acres of land held for future development or sale (representing a potential 23.0 million square feet) totaling $274.4 million, including acquisition and carry costs. Non-US Dollar investments are translated to US Dollars using the exchange rate at September 30, 2005.

(2) AMB's share of amounts funded to date for 2005, 2006, 2007 and 2008 deliveries was $19.2 million, $490.3 million, $22.0 million and $7.5 million, respectively, for a total of $539.0 million.

(3) Yields on international projects are on an after tax basis.

(4) Yields exclude value-added conversion projects.

20

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

STABILIZED DEVELOPMENT & RENOVATION PROJECTS
For the Quarter ended September 30, 2005

(dollars in thousands)

Projects Placed in Operations	Location	Developer	Square Feet	Total Investment [1]	AMB's Ownership Percentage
1. Sterling Distribution 2 [2]	Chino, CA	Majestic Realty	490,000	$ 17,400	40%
2. Sterling Distribution 3 [2]	Chino, CA	Majestic Realty	390,000	13,900	40%
3. Beacon Lakes 9	Miami, FL	Codina	206,656	10,100	79%
Total Third Quarter Placed in Operations			1,086,656	$ 41,400	47%
Leased/Weighted Average Stabilized GAAP Yield			100%	9.6%	
Total Year-to-Date Placed in Operations			2,155,803	$ 117,300	40%
Leased/Weighted Average Stabilized GAAP Yield			100%	8.8%	

Projects Available for Sale or Contribution	Location	Developer	Square Feet	Total Investment [1]	AMB's Ownership Percentage
4. Interstate Crossdock [4]	Teterboro, NJ	AMB	616,992	$ 50,900	100%
5. Encino Distribution Center [5]	Mexico City, Mexico	G Accion	580,669	31,800	98%
Total Third Quarter Available for Sale or Contribution			1,197,661	$ 82,700	99%
Leased/Weighted Average Stabilized GAAP Yield [5]			97%	8.9%	
Total Year-to-Date Available for Sale or Contribution			1,819,550	$ 112,800	94%
Leased/Weighted Average Stabilized GAAP Yield [5]			97%	8.9%	

(1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization) and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-US Dollar investments are translated to US Dollars using the exchange rate at September 30, 2005.
(2) Represents projects in unconsolidated joint ventures.
(3) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of completion.
(4) Represents a renovation project. See Reporting Definitions.
(5) Yields on international projects on an after-tax basis.

21

AMB PROPERTY CORPORATION
SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

DEVELOPMENT PROJECTS AVAILABLE FOR SALE OR CONTRIBUTION AND SOLD OR CONTRIBUTED PROJECTS
As of September 30, 2005
(dollars in thousands)

Projects Available for Sale or Contribution [1]	Location	Estimated Square Feet at Completion	Estimated Total Investment [2]	AMB's Ownership Percentage
1. Wilsonville Phase II [4]	Wilsonville, OR	249,625	$ 11,000	100%
2. O'Hare Industrial - 701 Hilltop Drive	Itasca, IL	60,810	2,900	100%
3. Encino Distribution Center	Mexico City, Mexico	580,669	31,800	98%
4. Interstate Crossdock [4]	Teterboro, NJ	616,992	50,900	100%
Total Available for Sale or Contribution		1,508,096	$ 96,600	99%
Funded-to-date			$ 95,000 [3]	

Projects Sold or Contributed	Location	Square Feet	Gross Price	AMB's Ownership Percentage	AMB's Recognized Share of Net Cash Gain
1. Northbay Business Center - Land	SF Bay Area	-	$ 3,200	100%	
2. Central Business Park Bldg A	SF Bay Area	12,144	1,300	100%	
Total Third Quarter Sold or Contributed		12,144	$ 4,500	100%	$ 393
Total Year-to-Date Sold or Contributed		677,012	$ 94,126	72%	$ 16,189

(1) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of completion.
(2) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, carry and partner earnouts (if triggered by stabilization). The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at September 30, 2005.
(3) AMB's share of amounts funded to date was $94.4 million.
(4) Represents a renovation project. See Reporting Definitions.

22

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

CAPITALIZATION SUMMARY
As of September 30, 2005
(dollars in thousands, except share price)

Year	AMB Secured Debt [1]	Joint Venture Debt [1]	Unsecured Senior debt Securities	Unsecured Debt	Credit Facilities [2]	Total Debt
2005	$ 1,618	$ 24,417	$ 150,000	$ 167	$ -	$ 176,202
2006	65,452	82,673	75,000	16,325	-	239,450
2007	12,502	75,298	75,000	752	383,091	546,643
2008	40,651	190,591	175,000	810	89,200	496,252
2009	5,157	167,399	100,000	873	-	273,429
2010	70,973	151,068	75,000	941	-	297,982
2011	21,715	437,873	75,000	1,014	-	535,602
2012	258,301	187,262	-	1,093	-	446,656
2013	14,993	134,376	53,940 [3]	920	-	204,229
2014	11,970	4,207	-	616	-	16,793
Thereafter	6,307	74,055	225,000	664	-	306,026
Sub-total	509,639	1,529,219	1,003,940	24,175	472,291	3,539,264
Unamortized premiums	2,819	9,803	-	-	-	12,622
Total consolidated debt	512,458	1,539,022	1,003,940	24,175	472,291	3,551,886
AMB's share of unconsolidated JV Debt [4]	-	163,684	-	-	-	163,684
Total debt	512,458	1,702,706	1,003,940	24,175	472,291	3,715,570
JV partners' share of consolidated JV debt	-	(1,074,497)	-	-	-	(1,074,497)
AMB's share of total debt [7]	$ 512,458	$ 628,209	$ 1,003,940	$ 24,175	$ 472,291	$ 2,641,073
Weighted average interest rate	4.0%	6.3%	6.6%	7.5%	2.6%	5.6%
Weighted average maturity (in years)	5.8	5.6	4.8	3.2	1.9	4.9

Market Equity

Security	Shares	Price	Value
Common Stock	85,307,743	$ 44.90	$ 3,830,318
LP Units	4,562,552	44.90	204,859
Total	89,870,295		$ 4,035,177

Preferred Stock and Units [5]

Security	Dividend Rate	Liquidation Preference
Series D & E preferred units	7.75%	$ 90,789
Series F preferred units	7.95%	10,057
Series H preferred units	8.13%	42,000
Series I preferred units	8.00%	25,500
Series J preferred units	7.95%	40,000
Series K preferred units	7.95%	40,000
Series N preferred units [6]	5.00%	36,479
Series L preferred stock	6.50%	50,000
Series M preferred stock	6.75%	57,500
Weighted Average/Total	7.29%	$ 392,325

Capitalization Ratios

Total debt-to-total market capitalization [7]	45.6%
AMB's share of total debt-to-AMB's share of total market capitalization [7]	37.4%
Total debt plus preferred-to-total market capitalization [7]	50.4%
AMB's share of total debt plus preferred-to-AMB's share of total market capitalization [7]	42.9%

(1) AMB secured debt includes debt related to international assets in the amount of $369.8 million. Of this, $259.9 million is associated with assets located in Asia and the remaining $109.9 million is related to assets located in Europe.

(2) Represents three credit facilities with total capacity of approximately $811.4 million. Includes $128.8 million, $162.4 million, $55.5 million and $7.1 million in Euro, Yen, Canadian and Singapore dollar-based borrowings, respectively, translated to US Dollars using the foreign exchange rates at September 30, 2005.

(3) With certain exceptions, until November 10, 2005, the Company can require the purchaser to return these notes to the Company for cancellation for an obligation of equal dollar amount under a secured first mortgage loan.

(4) The weighted average interest and maturity for the unconsolidated JV debt were 5.0% and 4.4 years, respectively.

(5) Exchangeable under certain circumstances by the unitholder and redeemable at the option of the Company after a specified non-call period, generally five years from issuance.

(6) The Series N preferred units are putable at the option of the holder beginning June 1, 2005 and until January 15, 2006 at a price equal to $50 per unit, plus all accrued and unpaid distributions. Beginning September 25, 2006 and until September 25, 2009, the Series N preferred units are redeemable by the Company at a price equal to $49.75 per unit, plus all accrued and unpaid distributions.

(7) See Reporting Definitions for the Company's definitions of "total market capitalization," "AMB's share of total market capitalization," "market equity," and "preferred." See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool.

23

AMB PROPERTY CORPORATION

SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

CO-INVESTMENT CONSOLIDATED JOINT VENTURES
As of September 30, 2005

(dollars in thousands)

Joint Ventures	AMB's Ownership Percentage	Number of Buildings	Square Feet [1]	Gross Book Value [2]	Property Debt	JV Partners' Share of Debt [3]
Co-Investment Operating Joint Ventures:						
AMB Erie [4]	50%	15	1,921,432	$ 99,345	$ 40,915	$ 20,457
AMB Institutional Alliance Fund I [5]	21%	100	5,829,117	421,215	226,512	179,502
AMB Partners II [6]	20%	105	8,618,334	552,606	286,964	230,056
AMB-SGP [7]	50%	74	8,286,909	434,953	241,092	120,236
AMB Institutional Alliance Fund II [5]	20%	69	7,714,444	479,462	238,944	188,595
AMB-AMS [8]	39%	31	1,688,084	101,153	49,514	30,348
AMB Institutional Alliance Fund III [9]	20%	49	6,305,112	670,263	333,318	264,394
Total Co-Investment Operating Joint Ventures	27%	443	40,363,432	2,758,997	1,417,259	1,033,588
Co-Investment Development Joint Ventures:						
AMB Partners II [6]	20%	4	478,780	31,774	6,046	4,788
AMB Institutional Alliance Fund II [5]	20%	2	358,640	25,805	7,244	5,795
AMB-AMS [8]	39%	1	279,431	29,442	14,045	8,635
AMB Institutional Alliance Fund III [9]	20%	1	179,400	2,643	-	-
Total Co-Investment Development Joint Ventures	26%	8	1,296,251	89,664	27,335	19,218
Total Co-Investment Consolidated Joint Ventures	27%	451	41,659,683	$ 2,848,661	$1,444,594	$1,052,806

				Partners' Share of		
Co-investment Joint Ventures	Cash NOI [10]	Net Income	FFO	Cash NOI [10]	Net Income	FFO
For the quarter ended September 30, 2005	$ 51,851	$ 15,205	$ 33,340	$ 38,924	$ 8,964	$ 24,704
For the nine months ended September 30, 2005	$ 150,608	$ 88,405	$ 110,776	$ 112,009	$ 51,092	$ 80,461

(1) For development properties, this represents estimated square feet at completion of development for committed phases of development and renovation projects.
(2) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land.
(3) JV partners' share of debt is defined as total debt less the Company's share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool.
(4) AMB Erie is a co-investment partnership formed in 1998 with the Erie Insurance Group.
(5) AMB Institutional Alliance Funds I and II are co-investment partnerships with institutional investors, which invest through private REITs.
(6) AMB Partners II is a co-investment partnership formed in 2001 with the City and County of San Francisco Employees' Retirement System.
(7) AMB-SGP is a co-investment partnership formed in 2001 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation.
(8) AMB-AMS is a co-investment partnership with three Dutch pension funds advised by Mn Services NV.
(9) AMB Institutional Alliance Fund III is an open-ended co-investment partnership formed in 2004 with institutional investors, which invest through a private REIT.
(10) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool.

24

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call OTHER CONSOLIDATED JOINT VENTURES As of September 30, 2005 (dollars in thousands) AMB’s Gross JV Partners’ Ownership Square Book Property Share Properties Market Percentage Feet Value (1) Debt of Debt (2) Other Industrial Operating Joint Ventures Various 92% 2,956,762 $ 243,025 $ 54,298 $ 3,847 Other Industrial Development Joint Ventures Various 72% 1,677,661 127,523 40,130 17,844 Total Other Industrial Consolidated Joint Ventures 85% 4,634,423 $ 370,548 $ 94,428 $ 21,691 (1) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land. (2) JV Partners’ Share of Debt is defined as total debt less the Company’s share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company’s share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company’s financial performance, and the limitations of the measure as a measurement tool. 25

AMB PROPERTY CORPORATION
SUPPLEMENTAL ANALYST PACKAGE
Third Quarter Earnings Conference Call

UNCONSOLIDATED JOINT VENTURES, MORTGAGE INVESTMENTS AND OTHER INVESTMENTS
As of September 30, 2005
(dollars in thousands)

Unconsolidated Joint Ventures	Market	Square Feet	AMB's Net Equity Investment	AMB's Ownership Percentage	AMB's Share of Debt [1]
Co-Investment Joint Ventures					
1. AMB-SGP Mexico [2]	Various, Mexico	1,647,622	$ 7,895	20%	$ 12,476
2. AMB Japan Fund I [3]	Various, Japan	1,184,662	13,109	20%	15,218
Total Co-Investment Joint Ventures		2,832,284	$ 21,004	20%	$ 27,694
Other Industrial Operating Joint Ventures		9,295,507	$ 41,523	52%	$ 92,034
Other Industrial Development Joint Ventures [4]		719,267	6,577	50%	10,037
Total Unconsolidated Joint Ventures		12,847,058	$ 69,104	42%	$ 129,765

Mortgage and Loan Investments	Market	Maturity	Mortgage Receivable [6]	Rate
1. Pier 1 [5]	SF Bay Area	May 2026	$ 12,852	13.0%
2. G.Accion	Various	November 2006	8,800	12.0%
			$ 21,652	

Other Investments	Market	Property Type	Net Investment	AMB's Ownership Percentage	AMB's Share of Debt [1]
1. Park One	Los Angeles	Parking Lot	$ 75,498	100%	$ -
2. G.Accion [7]	Various	Various	46,520	43%	33,919
3. IAT Air Cargo Facilities Income Fund [8]	Canada	Industrial	2,526	5%	-
			$ 124,544		$ 33,919

(1) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool.
(2) AMB-SGP Mexico is a co-investment partnership formed in 2004 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. Includes $7.3 million of shareholder loans outstanding at September 30, 2005 between the Company and the co-investment partnership.
(3) AMB Japan Fund I is a co-investment partnership formed in 2005 with institutional investors.
(4) Square feet for development joint ventures represents estimated square feet at completion of development project.
(5) AMB has a 0.1% unconsolidated equity interest (with a 33% economic interest) in this property and also has an option to purchase the remaining equity interest beginning January 1, 2007 and expiring December 31, 2009.
(6) The Company holds inter-company loans that it eliminates in consolidations.
(7) The Company has a 43% unconsolidated equity interest in G.Accion, a Mexican real estate company. G.Accion provides management and development services for industrial, retail, residential and office properties in Mexico.
(8) The Company has an approximate 5% equity interest in IAT Air Cargo Facilities Income Fund, a public Canadian real estate income trust.

26

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call REPORTING DEFINITIONS Acquisition/non-recurring capex includes immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard” or to stabilization. Also includes incremental building improvements and leasing costs that are incurred in an effort to substantially increase the revenue potential of an existing building. AMB’s share of total debt-to-AMB’s share of total book capitalization is calculated using the following definitions: AMB’s share of total debt is the pro rata portion of the total debt based on the Company’s percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. AMB’s share of total book capitalization is defined as the Company’s share of total debt plus minority interests to preferred unitholders and limited partnership unitholders plus stockholders’ equity. AMB’s share of total debt-to-AMB’s share of total market capitalization is calculated using the following definitions: AMB’s share of total debt is the pro rata portion of the total debt based on the Company’s percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company’s definition of “total market capitalization” is total debt plus preferred equity liquidation preferences plus market equity. The Company’s definition of “AMB’s share of total market capitalization” is the Company’s share of total debt plus preferred equity liquidation preferences plus market equity. The Company’s definition of “market equity” is the total number of outstanding shares of the Company’s common stock and common limited partnership units multiplied by the closing price per share of its common stock as of September 30, 2005. AMB’s share of total market capitalization is defined by the Company as the Company’s share of total debt plus preferred equity liquidation preferences plus market equity. Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of a certain date, multiplied by 12. If free rent is granted, then the first positive rent value is used. Completion/Stabilization is generally defined as properties that are 90% leased or properties for which we have held a certificate of occupancy or building has been substantially complete for at least 12 months. Development and renovation GAAP yields are calculated from estimated annual NOI following occupancy stabilization (including straight-line rents) divided by the estimated total investment, including Development Alliance Partner® earnouts (if triggered by stabilization) and associated carrying costs. Fixed charge coverage is adjusted EBITDA divided by total interest expense (including capitalized interest) plus preferred dividends and distributions. Interest coverage is adjusted EBITDA divided by total GAAP interest expense. Market equity is defined by the Company as the total number of outstanding shares of the Company’s common stock and common limited partnership units multiplied by the closing price per share of its common stock as of September 30, 2005. Occupancy percentage represents the percentage of total rentable square feet owned, which is leased, including month-to-month leases, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy. Percentage pre-leased represents the percentage of signed leases only. Preferred is defined by the Company, with respect to its capitalization ratios, as preferred equity liquidation preferences. Renovation projects represent projects where the acquired buildings are less than 75% leased and require signific ant capital expenditures (generally more than 10% — 25% of acquisition cost) to bring the buildings up to operating standards and stabilization (generally 90% occupancy). Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.” Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term. If free rent is granted, then the first positive full rent value is used as a point of comparison. The rental amounts exclude base stop amounts, holdover rent and premium rent charges. If either the previous or current lease terms are under 12 months, then they are excluded from this calculation. If the lease is the first in the unit (first generation) and there is no prior lease for comparison, then it is excluded from this calculation. Same store NOI growth is the change in the NOI (excluding straight-line rents) of the same store properties from the prior year reporting period to the current year reporting period. Same store properties include all properties that were owned as of the end of both the current and prior year reporting periods and excludes development properties for both the current and prior reporting periods. The same store pool is set annually and excludes properties purchased and developments stabilized after December 31, 2003. Same store pool includes Park One parking lot in Los Angeles, California. Second generation TIs and LCs per square foot are total tenant improvements, lease commissions and other leasing costs incurred during leasing of second generation space divided by the total square feet leased. Costs incurred prior to leasing available space are not included until such space is leased. Second generation space excludes newly developed square footage or square footage vacant at acquisition. Square feet owned represents 100% of the square footage of properties either owned directly by the Company or which the Company has a controlling interest in (e.g. consolidated joint ventures) and excludes square footage of development properties prior to completion. Stabilized GAAP cap rates rates are calculated as NOI, including straight-line rents, stabilized to market occupancy (generally 95%) divided by total acquisition cost. The total acquisition cost basis includes the initial purchase price, the effects of marking assumed debt to market, all due diligence and closing costs, SFAS 141 adjustments, planned immediate capital expenditures, leasing costs necessary to achieve stabilization and, if applicable, any estimated costs required to buy-out AMB’s joint venture partners. Tenant retention is the square footage of all leases renewed by existing tenants divided by the square footage of all expiring and renewed leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-month leases. Total market capitalization is defined by the Company as total debt plus preferred equity liquidation preferences plus market equity. Value-added conversion project represents the repurposing of land or a building site for more valuable uses and may include such activities as rezoning, redesigning, reconstructing and retenanting. 27

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call SUPPLEMENTAL FINANCIAL MEASURES DISCLOSURES Adjusted EBITDA. The Company uses adjusted earnings before interest, tax, depreciation and amortization, or adjusted EBITDA, to measure both its operating performance and liquidity. The Company considers adjusted EBITDA to provide investors relevant and useful information because it permits fixed income investors to view income from its operations on an unleveraged basis before the effects of non-cash depreciation and amortization expense. By excluding interest expense, adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. The Company considers adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries. As a liquidity measure, the Company believes that adjusted EBITDA helps fixed income and equity investors to analyze its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. Management uses adjusted EBITDA in the same manner as the Company expects investors to when measuring the Company’s operating performance and liquidity; specifically when assessing its operating performance, and comparing that performance to other companies, both in the real estate industry and in other industries, and when evaluating its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. The Company believes investors should consider adjusted EBITDA, in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of the performance of its assets between periods and as against other companies. By excluding interest, taxes, depreciation and amortization when assessing the Company’s financial performance, an investor is assessing the earnings generated by the Company’s operations, but not taking into account the eliminated expenses incurred in connection with such operations. As a result, adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. Adjusted EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for working capital, capital expenditures or contractual commitments. Adjusted EBITDA also does not reflect the cash required to make interest and principal payments on the Company’s outstanding debt. While adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of adjusted EBITDA may not be comparable to EBITDA reported by other companies. Company’s share of total debt. The Company’s share of total debt is the pro rata portion of the total debt based on its percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company believes that its share of total debt is a meaningf ul supplemental measure, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. In addition, it allows for a more meaningful comparison of its debt to that of other companies that do not consolidate their joint ventures. The Company’s share of total debt is not intended to reflect its actual liability should there be a default under any or all of such loans or a liquidation of the joint ventures. Interest coverage. The Company uses interest coverage to measure its liquidity. The Company considers interest coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company’s ability to meet its interest payments on outstanding debt. The Company’s computation of interest coverage may not be comparable to interest coverage reported by other companies. Fixed charge coverage. The Company uses fixed charge coverage to measure its liquidity. The Company considers fixed charge coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company’s ability to meet its interest payments on outstanding debt, make distributions to its preferred unitholders and pay dividends to its preferred shareholders. The Company’s computation of fixed charge coverage may not be comparable to fixed charge coverage reported by other companies. Funds From Operations (“FFO”). The Company believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, the Company considers funds from operations, or FFO, as defined by NAREIT, to be a useful supplemental measure of its operating performance. FFO is defined as net income, calculated in accordance with GAAP, less gains (or losses) from dispositions of real estate held for investment purposes and real estate-related depreciation, and adjustments to derive the Company’s pro rata share of FFO of consolidated and unconsolidated joint ventures. Further, the Company does not adjust FFO to eliminate the effects of non-recurring charges. The Company believes that FFO, as defined by NAREIT, is a meaningful supplemental measure of its operating performance because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation and amortization expenses. However, since real estate values have historically risen or fallen with market and other conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. The Company believes that the use of FFO, combined with the required GAAP presentations, has been beneficial in improving the understanding of operating results of real estate investment trusts among the investing public and making comparisons of operating results among such companies more meaningful. The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help the investing public compare the operating performance of a company’s real estate between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flow from operations or net income as defined by GAAP and should not be considered as an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs a ssociated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. Net Operating Income (“NOI”). Net operating income is defined as rental revenue, including reimbursements, less property operating expenses, which excludes depreciation, amortization, general and administrative expenses and interest expense. The Company considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of the real estate portfolio. However, NOI should not be viewed as an alternative measure of financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, capital expenditures and leasing costs, or trends in development and construction activities that could materially impact results from operations. Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI. 28

SUPPLEMENTAL ANALYST PACKAGE Third Quarter Earnings Conference Call AMB PROPERTY CORPORATION CONTACTS Contact Name Title Phone E-mail Address Hamid R. Moghadam Chairman & Chief Executive Officer (415) 733-9401 hmoghadam@amb.com W. Blake Baird President and Director (415) 733-9407 bbaird@amb.com Michael A. Coke EVP, Chief Financial Officer (415) 733-9405 mcoke@amb.com Bruce H. Freedman EVP, Real Estate Operations (617) 619-9301 bfreedman@amb.com Guy F. Jaquier EVP, Chief Investment Officer (415) 733-9406 gjaquier@amb.com Eugene F. Reilly EVP, Development (617) 619-9333 ereilly@amb.com John T. Roberts, Jr. EVP, President, AMB Capital Partners (415) 733-9408 jroberts@amb.com Margan S. Mitchell VP, Corporate Communications (415) 733-9477 mmitchell@amb.com Evaleen G. Andamo Director, Investor Relations (415) 733-9565 eandamo@amb.com Corporate Headquarters Other Principal Office Locations Investor Relations AMB Property Corporation Amsterdam Shanghai Tel: (877) 285-3111 (toll-free) Pier 1, Bay 1 Boston Singapore Fax: (415) 394-9001 San Francisco, CA 94111 Chicago Tokyo E-mail: ir@amb.com Tel: (415) 394-9000 Los Angeles Vancouver Website: www.amb.com Fax: (415) 394-9001 29

Some of the information included in this supplemental analyst package and the conference call to be held in connection therewith contains forward-looking statements, such as those related to development and renovation projects (including stabilization dates, square feet at stabilization or completion, and total investment amounts), lease expirations and future business plans (such as property divestitures and financings), which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws, risks related to doing business internationally and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Risks” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2004.